                                                                    Exhibit 3-40
--------------------------------------------------------------------------------

                                                  PLEASE INDICATE (CHECK ONE) TYPE CORPORATION:
DSC8204 (Rev.81)
                                                  |_| DOMESTIC BUSINESS CORPORATION       |
          ARTICLES OF INCORPORATION                                                       |
           (PREPARE IN TRIPLICATE)                |X| DOMESTIC BUSINESS CORPORATION       |               FEE
                                                      A CLOSE CORPORATION - COMPLETE BACK |               $75.00
         COMMONWEALTH OF PENNSYLVANIA                                                     |
   DEPARTMENT OF STATE - CORPORATION BUREAU       |_| DOMESTIC PROFESSIONAL CORPORATION   |
308 NORTH OFFICE BUILDING, HARRISBURG, PA 17120       ENTER BOARD LICENSE NO.             |

--------------------------------------------------------------------------------
010 NAME OF CORPORATION (MUST CONTAIN A CORPORATE INDICATOR UNLESS EXEMPT
UNDER 15 P.S. 2908 8)
    BERKS COUNTY NURSING HOMES, INC.
--------------------------------------------------------------------------------
011 ADDRESS OF REGISTERED OFFICE IN PENNSYLVANIA (P.O. BOX NUMBER NOT
ACCEPTABLE)
329 Market Street, Williamsport,  Lycoming County, Pennsylvania       17701
--------------------------------------------------------------------------------
012 CITY                          033 COUNTY        013 STATE       064 ZIP CODE

--------------------------------------------------------------------------------
050 EXPLAIN THE PURPOSE OR PURPOSES OF THE CORPORATION

   To engage in and do any lawful act, including manufacturing, for which a corporation may be incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania; to invest in, and to aid by loans, by making guarantees, and in any other manner, any business enterprises affiliated with this corporation or in which this corporation has any direct or indirect interest, or with which this corporation does business, or the business of which is a direct or indirect to this corporation.



(ATTACH 8 1/2 x 11 SHEET IF NECESSARY)
--------------------------------------------------------------------------------
The Aggregate Number Shares, Classes of Shares and Par Value of Shares Which the Corporation Shall have Authority to issue:

040 Number and Class of Shares             041 Stated Par Value
                                           Per share If Any       042 Total Authorized Capital    031 Term of Existence
                 100,000 sh. common                      -0-           $100,000                         Perpertual
-----------------------------------------------------------------------------------------------------------------------
The Name and Address of Each Incorporator, and the Number and Class of Shares Subscribed to by each incorporator
                                  081,082
080 Name                          083,084 Address      (Street, City, State, Zip Code)     Number & Class of Shares
------------------------------------------------------------------------------------------------------------------------------------
James J. Riley                    221 Mahantongo St., Pottsville, Pa 17901                 1 sh. common
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              (ATTACH 8 1/2 x 11 SHEET IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------------------

IN TESTIMONY WHEREOF, THE INCORPORATOR (S), HAS (HAVE) SIGNED AND SEALED THE ARTICLES OF INCORPORATION

THIS 3 DAY OF November 1989.

                                         /s/ James J. Riley
--------------------------------         ---------------------------------------
                                         James J. Riley
--------------------------------         ---------------------------------------
--------------------------------------------------------------------------------
                             - FOR OFFICE USE ONLY -
--------------------------------------------------------------------------------

030 FILED NOV 08 1989      002 CODE            003 REV BOX      SEQUENTIAL NO.        100 MICROFILM NUMBER
                                                                                      8977 394
                           ---------------------------------------------------------------------------------------------------------
                           REVIEWED BY         006 SICC         AMOUNT                001 CORPORATION NUMBER
 [graphic of signature                                          $                     1534998
       omitted]            ---------------------------------------------------------------------------------------------------------
                           DATE APPROVED       CERTIFY TO       INPUT BY              LOG IN                   LOG IN (REFILE)
                                               |_| REV.
    Secretary of the       ---------------                      --------------------------------------------------------------------
      Commonwealth         DATE REJECTED       |_| L&I          VERIFIED BY           LOG OUT                  LOG OUT (REFILE)
  Department of State
    Commonwealth of        ---------------     |_| OTHER        --------------------------------------------------------------------
     Pennsylvania          MAILED BY  DATE

1. The following provisions shall regulate the status of the corporation as close corporation:

   (a) (Strike out (i) or (ii) below, whichever is not applicable.)

       (i) All of the issued shares of the corporation of all classes, exclusive of treasury shares, shall be held of record by not more than _______________________ persons.
                 NUMBER NOT TO EXCEPTION

       (ii) All of the issued shares of the corporation of all classes, exclusive of treasury shares, shall be held of record by not more than the smaller of twenty-five "shareholders" within the meaning of Subchapter S of the Internal Revenue Code 1954, as amended, or 30 persons.

   (b) All of the issued shares of all classes of the corporation shall be subject to one or more of the restrictions on transfer permitted by section 613.1 of the Business Corporation Law (15 P.S s.s. 1613.1).

   (c) The corporation shall make no offering of any if its shares of any class which would constitute a "public offering" within the meaning of the Securities Act of 1933, as amended.

2. (Optional BCL s.372B) A person (other than an estate) who is not an "individual" or who is a "non-resident alien" in either case within the meaning of the Internal Revenue Code of 1954, as amended ("Code"), shall not be entitled to be a holder of record of shares of the corporation. Only a person whose consent is currently in effect to the election of the corporation to be treated as an electing small business corporation under Subchapter S of the Code and a shareholder who has not affirmatively refused to consent to the election within sixty days after he acquires his stock, shall be entitled to be a holder of record of shares of the corporation.

3. (Optional: BCL SS382) The business and affairs of the corporation shall be managed by the shareholders of the corporation rather than by a board of directors.

4. (Optional: BCL SS376B) The status of the corporation as a "close corporation" within the meaning of the Business Corporation Law shall not be terminated without the affirmative vote or written consent of (all holders of) (shareholders holding _______________________________ of the) shares of all
                        (FRACTION AT LEAST TWO THIRDS)
   classes of the corporation.

5. (Optional: BCL SS348B)(Any shareholder)(shareholders holding_________________
                                                                 (FRACTION)
   of the shares) of the corporation may apply for the appointment of a professional director of the corporation in the manner and upon the circumstances provided by statue.

6. (Optional: BCL SS386)(Any shareholder)(shareholders holding__________________
                                                                  (FRACTION)
   of the shares) of the corporation shall have the right at will to cause the corporation to be dissolved by proceeding in the manner provided by status.

Microfilm Number 8977  394     Filed with the Department of State on APR 12 1991
                -------------                                        -----------

Entity Number      1534998                /s/ [graphic of signature omitted]
                -------------                 ----------------------------------
                                              Secretary of the Commonwealth

                ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                              DSCB:15-1915 (Rev 80)

   In compliance with the requirements of 15 Pa.C.S. ss. 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1. The name of the corporation is: BERKS COUNTY NURSING HOMES, INC.

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

   (a) 329 Market Street      Williamsport PA         17701   Lycoming
       -------------------------------------------------------------------------
       Number and Street      City         State      Zip     County

   (b) c/o:
       -------------------------------------------------------------------------
       Name of Commercial Registered Office Provider          County

For a corporation represented by a commercial registered office provider, the country in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3. The statue by or under which it was incorporated is : Business Corporation
                                                         --------------------
Law of Pennsylvania
-------------------

4. The date of its incorporation is: November 8, 1989
                                      ----------------

5. (Check, and if appropriate complete, one of the following):

    X   The amendment shall be effective upon filing these Articles of
   --
Amendment in the Department of State.

   -- The amendment shall be effective on :____________________ at______________
                                                  Date                Hour

6. (Check one of the following):

   -- The amendment was adopted by the shareholders (or members) pursuant to 15
      Pa.C.S. SS 1914(a) and (b).

   -- The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. SS 1914(c).

7. (Check, and if appropriate complete, on of the following):

   -- The amendment adopted by the corporation, set forth in full, is as follows:

         "Be It Resolved, that the name of the corporation shall be amended to delete the word "County", so that the corporation shall have and use the name "BERKS NURSING HOMES, INC."

   -- The amendment adopted by the corporation as set forth in full in Exhibit A attached hereto and made a part hereof.

DSCB:15-1915 (Rev 90)-2

8. (Check if the amendment restates the Articles):

  -- The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

         IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 26th day of March, 1991.

                                                BERKS COUNTY NURSING HOMES, INC.
                                                --------------------------------
                                                     (Name of Corporation)

                                               By [GRAPHIC OF SIGNATURE OMITTED]
                                                  ------------------------------
                                                          (Signature)

                                            TITLE:         President
                                                  ------------------------------

Microfilm Number               Filed with the Department of State on MAR 24 1995
                     --------                                        -----------
Entry Number          1534798             /s/ [graphic of signature]
                      -------      ---------------------------------------------
                                          Secretary of the Commonwealth

                ARTICLES OF MERGER-DOMESTIC BUSINESS CORPORATION
                             DSCB:15 1926 (Rev 89)


    In compliance with the requirements of 15 Pa.C.S. ss. 1926 (relating to articles of merger or consolidation), the undersigned business corporations, desiring to effect a merger, hereby state that:

1.  The name of the corporation surviving the merger is:
    Berks Nursing Homes, Inc.
    ----------------------------------------------------------------------------

2.(Check and complete one of the following):

     X The surviving corporation is a domestic business corporation and the --- (a) address of its current registered office in this Commonwealth or
        (b) commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following address to conform to the records of the Department):

(a) 329 Market Street         Williamsport    PA     17701        Lycoming
    ----------------------------------------------------------------------------
    Number and Street         City            State  Zip          County


(b) ----------------------------------------------------------------------------
    Name of Commercial Registered Office Provider

    For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for various and official publication purposes.

    ___ The surviving corporation is a qualified foreign business corporation incorporated under the laws of ____________________ and the (a) address of its current registered office in this Commonwealth or (b) commercial registered office provided and the county of venue is (the Department is hereby authorized to correct the following address to conform to the records of the Department):

(a)
    ----------------------------------------------------------------------------
    Number and Street         City            State  Zip          County


(b) ----------------------------------------------------------------------------
    Name of Commercial Registered Office Provider

    For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

    ___ The surviving corporation is a nonqualified foreign business corporation incorporated under the laws of ____________________ and the address of its principal office under the laws of such domiciliary jurisdiction is:

    ----------------------------------------------------------------------------
    Number and Street         City            State               Zip

3. The name and the address of the registered office of each other domestic business corporation and qualified foreign business corporation which is a party to the plan of merger are as follows:

    Berks Acquisition Corp.    101 W. 3rd Street
                               Williamsport, PA 17701

DSCB:15-1926 (Rev 89)-2

4.  (Check, and if appropriate complete, one of the following):

     X   The plan of merger shall be effective upon filing these Articles of
    ---  Merger in the Department of State.

         The Plan of merger shall be effective on _____________________________
    ---

5. The manner in which the plan of merger was adopted by each domestic corporation is as follows:

    Name of corporation         Manner of adoption

    Berks Acquisition Corp.     Adopted by action of the Directors and
                                Sole Shareholder of the corporation pursuant to 15 Pa. C.S. Section 1924(a)

    Berks Nursing Homes, Inc.   Adopted by action of the Directors and
                                Shareholders of the corporation pursuant to 15 Pa. C.S. Section 1924(a)

6.  [Omitted]

7.  (Check, and if appropriate complete, one of the following):

         The plan of merger is set forth in full in Exhibit A attached hereto --- and made a part hereof.

     X   Pursuant to 15 Pa.C.S. ss. 1901 (relating to omission of certain
    --- provisions from filed plans) the provisions of the plan merger that amend or constitute the operative Articles of Incorporation of the surviving corporation as in effect subsequent to the effective date of the plan are set forth in full in Exhibit A, attached hereto and made a part hereof. The full text of the plan of merger is on file at the principal place of business of the surviving corporation, the address of which is:

    501 Perkiomen Avenue      Reading         PA
    ----------------------------------------------------------------------------
    Number and Street         City            State               Zip

    IN TESTIMONY WHEREOF, each undersigned corporation has caused these Articles of Merger to be signed by a duly authorized officer thereof this 24th day of March, 1995.

                                                   Berks Acquisition Corp.
                                               -------------------------------
                                                    (Name of Corporation)

                                               BY:  /s/ Russell W. Twigg
                                                       -----------------------
                                                        (Signature)

                                                      Russell W. Twigg
                                                      -----------------------
                                               TITLE: Chief Executive Officer


                                                   Berks Nursing Homes, Inc.
                                               -------------------------------
                                                    (Name of Corporation)

                                               BY:  /s/ Russell W. Twigg
                                                       -----------------------
                                                        (Signature)

                                                      Russell W. Twigg
                                               TITLE: Chief Executive Officer

                            BERKS NURSING HOMES, INC.

                                   EXHIBIT "A"

    ARTICLE SECOND of the Articles of Incorporation is hereby amended in its entirety to read as follows:

             SECOND: The registered office address of the Corporation is:
             101 W. 3rd Street, Williamsport, PA 17701.

Microfilm Number 9775-647     Filed with the Department of State on OCT - 8 1997
                 --------                                           ------------

Entity Number    1534998              /s/ [graphic of signature]
                 --------     --------------------------------------------------
                                     Secretary of the Commonwealth C.C.

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                             DSCB:15-1507 (Rev 89)

Indicate type of entity (check one):

XX  Domestic Business Corporation               Limited Partnership
--                                          --
    Foreign Business Corporation                Foreign Nonprofit Corporation
--                                          --
    Domestic Nonprofit Corporation
--

1.  The name of the corporation or limited partnership is:

    Berks Nursing Homes, Inc.
    ----------------------------------------------------------------------------

2. The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following address to conform to the records of the Department:

    (a) 101 W. 3rd, Street    Williamsport    Pennsylvania     17701
        ------------------------------------------------------------------------
        Number and Street     City            State            Zip       County

    (b)
        ------------------------------------------------------------------------
        Name of Commercial Registered Office Provider

    For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3. The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is (complete part (a) or (b)):

    (a)
        ------------------------------------------------------------------------
        Number and Street    City            State            Zip       County

    (b) United Corporate Services, Inc.                                  Dauphin
        ------------------------------------------------------------------------
        Name of Commercial Registered Office Provider                    County

    For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

4. Such change was authorized by the Board of Directors of the corporation, (not applicable to limited partnerships)

    IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this 7th day of October, 1997.

                                           Berks Nursing Homes, Inc.
                                     ---------------------------------------
                                     Name of Corporation/Limited Partnership

                                     BY: /s/ Brad Burkett
                                            ---------------------------------
                                                     (Signature)

                                     TITLE: Brad Burkett, Secretary
                                            ---------------------------------

Microfilm Number 9843-1109    Filed with the Department of State on JUN - 3 1998
                 --------                                           ------------

Entity Number    1534998               /s/ [graphic of signature]
                 --------     --------------------------------------------------
                                       Secretary of the Commonwealth

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                   DSCB:15-1507/4144/5507/6144/8505 (Rev 90)

Indicate type of entity (check one):

XX  Domestic Business Corporation (15 Pa.C.S. s. 1507)         Foreign Nonprofit Corporation (15 Pa.C.S. s. 6144)
--                                                          --
    Foreign Business Corporation (15 Pa.C.S. s. 6144)          Domestic Limited Partnership (15 Pa.C.S. s. 8506)
--                                                          --
    Domestic Nonprofit Corporation (15 Pa.C.S. s. 5507)
--

         In compliance with the requirements of the applicable provision of 15 Pa.C.S (relating to corporations and unincorporated authorities) the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1.  The name of the corporation or limited partnership is

    Berks Nursing Homes, Inc.
    ----------------------------------------------------------------------------

2. The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

    (a) 101 W. 3rd Street    Williamsport    PA           17710     Lycoming
        ------------------------------------------------------------------------
        Number and Street    City            State        Zip       County

    (b) c/o:
             -------------------------------------------------------------------
             Name of Commercial Registered Office Provider                County

    For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3.  (Complete part (a) or (b)):

    (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

        101 East State Street      Kennett Square    PA        19348    Chester
        ------------------------------------------------------------------------
        Number and Street          City              State     Zip      County

    (b) The registered office of the corporation or limited partnership shall be provided by:

    c/o:------------------------------------------------------------------------
        Name of Commercial Registered Office Provider                    County

    For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

4. (Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.


    IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized official this 15th day of May, 1998.


                                           Berks Nursing Homes, Inc.
                                     ---------------------------------------
                                     Name of Corporation/Limited Partnership

                                     BY:    Ira C. Gubernick
                                            ---------------------------------
                                                     (Signature)

                                     TITLE: Ira C. Gubernick, Secretary
                                            ---------------------------------